[ROPES & GRAY LETTERHEAD]

April 18, 2007	Marc A. Rubenstein 617-951-7826 Marc.Rubenstein@ropesgray.com

U.S. Securities and Exchange Commission
Division of Corporation Finance
100 F Street, NE
Washington, D.C. 20549

Attention: Jeffrey Riedler

Re:
Sirtris Pharmaceuticals, Inc.
Registration Statement on Form S-1
File Number 333-140979

Ladies and Gentlemen:

        On behalf of Sirtris Pharmaceuticals, Inc. (the "Company"), submitted herewith for filing is Amendment No. 4 ("Amendment No. 4") to the Registration Statement referenced above (the "Registration Statement").

        Amendment No. 4 is being filed in response to an oral comment provided on April 18, 2007 by John Krug of the Staff (the "Staff") of the Securities and Exchange Commission (the "Commission") to Marc Rubenstein of Ropes & Gray LLP, counsel to the Company. The comment and response, which is based upon information provided to Ropes & Gray LLP by the Company, are set forth below. The Company has responded to the Staff's comment by making changes to the disclosure in the Registration Statement set forth in Amendment No. 4. Page numbers referred to in the responses reference the applicable pages of Amendment No. 4.

        The Company understands the comment to be as follows: "Please explain why you have conducted clinical trials outside of the United States so far and what the effect of conducting such trials outside of the United States is expected to have on the timing of your ability to seek regulatory approval for your product candidates in the United States. In addition, please describe the current status of your IND filing with the FDA."

        On behalf of the Company, we advise you as follows:

        Response:    The Company has revised the prospectus in response to the Staff's comment by adding the following disclosure to page 4:

"Initial clinical strategy and regulatory status

        To date, all of our clinical studies have been conducted outside the United States. We believe that all such studies have been conducted under International Committee on Harmonization and Good Clinical Practices guidelines and, therefore, we believe that the data from all of these studies can be used in future regulatory filings in the United States. In August 2006, we filed an Investigational New Drug Application, or IND, for SRT501 in order to conduct clinical studies of SRT501 in the United States and are currently responding to requests for additional information from the FDA."

        Additionally, the Company has deleted the last two sentences of the discussion regarding Type 2 Diabetes on page 60 and has added the following disclosure to page 61:

"Initial clinical strategy and regulatory status

        We conducted the first two Phase 1a, normal volunteer, studies of SRT501 in India based on timing and cost considerations. We elected to undertake the two Phase 1b studies of SRT501 in Type 2 diabetics in India due to the relative ease of identifying in India Type 2 Diabetes patients who were not on medication for their disease as compared to identifying such patients in the United States, European Union or other locations.

        We have filed regulatory documents with the Medicines and Healthcare Product Regulatory Authority (MHRA) in the European Union in order to undertake clinical studies of SRT501 for MELAS in the United Kingdom. The MHRA has approved a three month Phase 1b study of SRT501 in 30 patients with MELAS. We chose to undertake this study in the United Kingdom due to the interest in such a study from an academic with significant experience in the MELAS field located in the United Kingdom. This individual has identified a group of MELAS patients in the United Kingdom which, we believe, could enter future clinical trials.

        We believe all of our clinical studies that take place outside of the United States have been and will be conducted under International Committee on Harmonization and Good Clinical Practices guidelines and, therefore, we believe that the data from all of these ex-US studies can be used in future regulatory filings with the FDA for regulatory approval. Therefore, we do not expect to have to repeat these preliminary studies that were conducted outside the United States in order to obtain regulatory approval of SRT501 in the United States. Should we be required by the FDA to repeat those studies in the United States, we anticipate being able to conduct these studies in parallel with other clinical studies for SRT501 and, therefore, would not expect there to be any material delay in applying for regulatory approval of SRT501.

        In August 2006, we filed an Investigational New Drug Application, or IND, for SRT501 in order to conduct clinical studies of SRT501 in the United States. Following our IND submission, we received a series of requests from the FDA for additional clarification and information. The FDA requested clarification of possible adverse events in the two Phase 1a, normal volunteer, clinical studies which were completed in India. We provided to the FDA full clinical study reports of these Phase 1a clinical studies which were completed and collected by the clinical research organization we engaged in India. We received a favorable response to this information from the FDA. We have received no further questions with regards to these clinical studies from the FDA.

        In connection with our IND submission, the FDA has also requested additional genotoxicity and other preclinical toxicity data regarding SRT501. We have successfully addressed the genotoxicity request and are currently providing data in order to address the request regarding pre-clinical toxicity studies. The FDA was satisfied with the safety profile from the 28 day toxicity study we completed in rodents, but we did not show in a non-rodent species a dose level of SRT501 that produces toxicity as requested by the FDA. We are now establishing, with the FDA, an appropriate species in order to test toxicity in a second animal species. Once we complete that animal toxicity study, we will submit the data from that study to the FDA and expect that we will then be able to commence clinical studies of SRT501 in the United States."

        The Company intends to commence marketing this offering as soon as possible. We would, therefore, appreciate receiving any additional comments on the Registration Statement, or receiving advice that there are no further comments on the Registration Statement, as soon as possible.

Very truly yours,

/s/ Marc A. Rubenstein

Marc A. Rubenstein

cc:
Suzanne Hayes
John L. Krug
Dana Hartz
Mary Mast
Christoph Westphal
Richard D. Truesdell, Jr.